NINTH AMENDMENT TO REAL ESTATE SALE AGREEMENT

THIS NINTH AMENDMENT TO REAL ESTATE SALE AGREEMENT (the “Amendment”) is made as of this _____ day of February, 2013, between MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company (“MCW Murray”), MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership (“MCW Kleinwood”), MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company (“MCW Vineyard”), REGENCY REALTY GROUP, INC., a Florida corporation (“Regency”), and REGENCY CENTERS, L.P., successor by merger to KLEINWOOD CENTER, LLC, a Delaware limited liability company (“Kleinwood Center”) (collectively referred to herein as “Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (referred to herein as “Buyer”).

RECITALS:

A.                Buyer, MCW Murray, MCW Kleinwood, MCW Vineyard, Regency, and Kleinwood Center previously executed that certain Real Estate Sale Agreement dated October 4, 2012, as amended by that certain First Amendment to Real Estate Sale Agreement dated October 12, 2012, as amended by that certain Second Amendment to Real Estate Sale Agreement dated November 5, 2012, as amended by that certain Third Amendment to Real Estate Sale Agreement dated November 6, 2012, as amended by that certain Fourth Amendment to Real Estate Sale Agreement dated November 7, 2012, as amended by that certain Fifth Amendment to Real Estate Sale Agreement dated November 8, 2012, as amended by that certain Sixth Amendment to Real Estate Sale Agreement dated November 16, 2012, as amended by that certain Seventh Amendment to Real Estate Sale Agreement dated January 3, 2013, as further amended by that certain Eighth Amendment to Real Estate Sale Agreement dated January 31, 2013 (collectively, the “Agreement”), for the purchase and sale of certain improved property more particularly described in the Agreement.

B.                 Buyer and Seller have reached an agreement to amend the terms of the Agreement as hereinafter set forth.

C.                 Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller acknowledge and agree as follows:

1.                  The first sentence of Section 3.4 of the Agreement is hereby amended and restated as follows:

           “The Closing shall take place at or through the offices of Escrow Agent at 10:00 A.M. on March 1, 2013.”

2.                  Section 4.18 of the Agreement is hereby amended and restated in its entirety as follows:

“4.18 Existing Loan.  The Existing Loan is in full force and effect, and Seller is not in default thereunder.  Seller has not received any written notice of any uncured default from the Existing Lender or any other party charged with administering the Existing Loan on behalf of the lender thereunder.  Seller will immediately notify Buyer of any notice of default received by Seller under the Existing Loan.  During the pendency of this Agreement, Seller shall comply with and perform all of its obligations under the Existing Loan Documents.  True, accurate and complete copies of the Existing Loan Documents have been furnished to Buyer.”

3.                  Solely with regard to a breach by Seller of its representations under Section 4.18 of the Agreement, the Cap, as defined in Section 10.12 of the Agreement, shall be Three Million and 00/100 Dollars ($3,000,000.00).  The Cap shall remain One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) for all other purposes under the Agreement.

4.                  Regency Centers, L.P. joins in this Amendment as “Guarantor” for the purpose of evidencing its guaranty of each of the respective Seller’s obligations in the event of a post-Closing discovery of a breach by each respective Seller of its representations under Section 4.18 of the Agreement.

5.                  Buyer acknowledges and agrees that Seller has fully performed all of its obligations under Section 10.27 of the Agreement with respect to the Roof Repair at the Vineyard Property, and therefore Section 10.27 of the Agreement is deleted in its entirety.

6.                  The remaining terms and conditions of the Agreement remain in full force and effect.

7.                  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Agreement.

8.                  The parties hereby agree that an executed facsimile or pdf copy of this Amendment may be transmitted to either party and be deemed an original for purposes hereof.

SIGNATURES BEGIN ON FOLLOWING PAGE

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“MCW MURRAY”

MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company

By: MCW-RC III Murray Landing Member, LLC, a Delaware limited liability company
Its: Sole member

       By:    Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company
       Its:    Sole member

                By:    Macquarie-Regency Management, LLC, a

                Delaware limited liability company
                Its:     Managing member

                          By:  Regency Centers, L.P., a Delaware

                          limited partnership
                          Its:   Managing member

                                  By:   Regency Centers Corporation, a

                                  Florida corporation
                                  Its:   General partner

                                          By: /s/ Barry Argalas________
                                          Name:  Barry Argalas
                                          Title:    Senior Vice President

“MCW KLEINWOOD”

MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership

By: MCW-RC III Kleinwood GP, LLC, a Delaware limited liability company
Its: General partner

        By:  Macquarie CountryWide-Regency III, LLC, a

        Delaware limited liability company
        Its:   Sole member

                By:  Macquarie-Regency Management, LLC, a

                Delaware limited liability company
                Its:   Managing member

                        By: Regency Centers, L.P., a Delaware

                        limited partnership
                        Its:  Managing member

                               By: Regency Centers Corporation, a

                               Florida corporation
                               Its:  General partner

                                      By:  /s/ Barry Argalas
                                      Name:  Barry Argalas
                                      Title:    Senior Vice President

“MCW VINEYARD”

MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company

By: MCW-RC III Vineyard Member, LLC, a Delaware limited liability company
Its:  Sole member

       By:     Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company
       Its:      Sole member

                  By:  Macquarie-Regency Management, LLC, a

                  Delaware limited liability company
                  Its:  Managing member

                          By:  Regency Centers, L.P., a Delaware

                          limited partnership
                          Its:  Managing member

                                  By:  Regency Centers Corporation, a

                                  Florida corporation
                                  Its:  General partner

                                          By:  /s/ Barry Argalas__________

                                          Name:  Barry Argalas
                                          Title:    Senior Vice President

“REGENCY” REGENCY REALTY GROUP, INC., a Florida corporation By: /s/ Barry Argalas___________________________ Name: Barry Argalas Title: Senior Vice President

“KLEINWOOD CENTER”

REGENCY CENTERS, L.P., a Delaware limited partnership

By:  Regency Centers Corporation, a Florida corporation
Its:  General partner

       By:        /s/ Barry Argalas______________________
       Name:  Barry Argalas
       Title:    Senior Vice President

“BUYER”

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By:      Phillips Edison Limited Partnership,

            a Delaware limited partnership,

Its:       Managing Member

            By:      Phillips Edison & Company, Inc.,

                        a Maryland corporation,

            Its:       General Partner

                        By:       /s/ Robert F. Myers_____

                        Name:_____________________

                        Its:________________________

“GUARANTOR”

REGENCY CENTERS, L.P., a Delaware limited partnership

By:  Regency Centers Corporation, a Florida corporation
Its:  General partner

       By:           /s/ Barry Argalas___________________
       Name:  Barry Argalas
       Title:    Senior Vice President